UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2008

CENTURY PROPERTIES FUND XV

(Exact name of Registrant as specified in its charter)

            California

  0-9680

  94-2625577

(State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Please see the description under 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Century Properties Fund XV, a California limited partnership (the “Registrant”), owns a 99% interest in Century Lakeside Place, L.P., a Texas limited partnership (the “Partnership”).  On March 31, 2008, the Partnership obtained a second mortgage loan in the principal amount of $9,000,000 on its investment property, Lakeside Place Apartments, located in Houston, Texas. The second mortgage loan bears interest at a fixed rate of 6.10% per annum and requires monthly payments of principal and interest of approximately $55,000 beginning on May 1, 2008 through the March 1, 2020 maturity date.  The second mortgage loan has a balloon payment of approximately $6,818,000 due at maturity.  If no event of default exists at maturity, the maturity date will be automatically extended for one additional year to March 1, 2021, during which period the second mortgage loan would bear interest at the one-month LIBOR rate plus 250 basis points and would require monthly payments of principal and interest.  The Partnership may prepay the second mortgage loan subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Partnership, to guarantee certain recourse obligations and liabilities of the Partnership with respect to the new mortgage financing.

In connection with the second mortgage loan, the Partnership also agreed to certain modifications of the existing mortgage loan encumbering Lakeside Place Apartments.  The modification includes a fixed interest rate of 8.34% per annum and monthly payments of principal and interest of approximately $139,000, beginning May 1, 2008 through the maturity date of March 1, 2020, at which time a balloon payment of approximately $14,991,000 is due.  If no event of default exists at maturity, the maturity date will be automatically extended for one additional year to March 1, 2021, during which period the mortgage loan would bear interest at the one-month LIBOR rate plus 250 basis points and would require monthly payments of principal and interest.  The previous terms of the existing mortgage loan consisted of a fixed interest rate of 8.34% per annum and monthly payments of principal and interest of approximately $203,000 through the maturity date of March 1, 2020, at which date the mortgage was scheduled to be fully amortized. The Partnership may prepay the first mortgage loan subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Partnership, to guarantee certain recourse obligations and liabilities of the Partnership with respect to the modified loan.

In accordance with the terms of both loan agreements, payment of the loans may be accelerated at the option of the respective lender if an event of default, as defined in the applicable loan agreement, occurs.  Events of default include nonpayment of monthly principal and interest by the due date, nonpayment of the matured balance of the loan on the maturity date, and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the    Amended and Restated Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing; Amended and Restated Multifamily Note (Recast Transaction); Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing; and Multifamily Note, copies of which are filed as exhibits 10.10, 10.11, 10.12 and 10.13.

On March 31, 2008, the Registrant also obtained a second mortgage loan in the principal amount of $4,350,000 on one of its investment properties, Preston Creek Apartments, located in Dallas, Texas.  The second mortgage loan bears interest at a fixed rate of 6.29% per annum and requires monthly payments of principal and interest of approximately $27,000 beginning on May 1, 2008, through the January 1, 2022 maturity date.  The second mortgage loan has a balloon payment of approximately $3,280,000 due at maturity.  If no event of default exists at maturity, the maturity date will be automatically extended for one additional year to January 1, 2023, during which period the second mortgage loan would bear interest at the one-month LIBOR rate plus 250 basis points and would require monthly payments of principal and interest.  The Registrant may prepay the second mortgage loan subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Registrant, to guarantee certain recourse obligations and liabilities of the Registrant with respect to the new mortgage financing.

In connection with the second mortgage loan, the Registrant also agreed to certain modifications of the existing mortgage loan encumbering Preston Creek Apartments.  The modifications include a fixed interest rate of 6.65% per annum and monthly payments of principal and interest of approximately $29,000 beginning May 1, 2008, through the maturity date of January 1, 2022, at which time a balloon payment of approximately $3,477,000 is due.  If no event of default exists at maturity, the maturity date will be automatically extended for one additional year to January 1, 2023, during which period the mortgage loan would bear interest at the one-month LIBOR rate plus 250 basis points and would require monthly payments of principal and interest.  The previous terms of the existing mortgage loan consisted of a fixed interest rate of 6.65% per annum and monthly payments of principal and interest of approximately $42,000 through the maturity date of January 1, 2022, at which date the mortgage was scheduled to be fully amortized. The Registrant may prepay the first mortgage loan subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Registrant, to guarantee certain recourse obligations and liabilities of the Registrant with respect to the modified loan.

In accordance with the terms of both loan agreements encumbering Preston Creek Apartments, payment of the loans may be accelerated at the option of the respective lender if an event of default, as defined in the applicable loan agreement, occurs.  Events of default include nonpayment of monthly principal and interest by the due date, nonpayment of the matured balance of the loan on the maturity date, and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the    Amended and Restated Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing; Amended and Restated Multifamily Note (Recast Transaction); Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing; and Multifamily Note, copies of which are filed as exhibits 10.14, 10.15, 10.16 and 10.17.

In accordance with the Registrant’s partnership agreement, the Registrant’s Managing General Partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds after repayment of amounts owed to affiliates, if any, from the above transactions will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.10

Amended and Restated Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing between Federal Home Loan Mortgage Corporation and Century Lakeside Place, L.P., a Texas limited partnership, dated March 31, 2008.

10.11

Amended and Restated Multifamily Note (Recast Transaction) between Federal Home Loan Mortgage Corporation and Century Lakeside Place, L.P., a Texas limited partnership, dated March 31, 2008.

10.12

Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing between Capmark Bank and Century Lakeside Place, L.P., a Texas limited partnership, dated March 31, 2008.

10.13

Multifamily Note between Capmark Bank and Century Lakeside Place, L.P., a Texas limited partnership, dated March 31, 2008.

10.14

Amended and Restated Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing between Federal Home Loan Mortgage Corporation and Century Properties Fund XV, a California limited partnership, dated March 31, 2008.

10.15

Amended and Restated Multifamily Note (Recast Transaction) between Federal Home Loan Mortgage Corporation and Century Properties Fund XV, a California limited partnership, dated March 31, 2008.

10.16

Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing between Capmark Bank and Century Properties Fund XV, a California limited partnership, dated March 31, 2008.

10.17

Multifamily Note between Capmark Bank and Century Properties Fund XV, a California limited partnership, dated March 31, 2008.

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XV

By:

Fox Capital Management Corporation

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

April 4, 2008